UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 22, 2005

MATRIXX INITIATIVES, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-27646	87-0482806

(Commission File Number)	(IRS Employer Identification No.)

4742 N. 24th Street, Suite 455 Phoenix, Arizona	85016

(Address of Principal Executive Offices)	(Zip Code)

(602) 385-8888

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     On February 22, 2005, Matrixx Initiatives, Inc. issued a press release announcing (i) a new brand and product and (ii) revenue and earnings guidance for 2005. A copy of the press release is attached to this Report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release of Matrixx Initiatives, Inc. dated February 22, 2005 entitled “Matrixx Initiatives, Inc. Introduces Nasal Comfort™, a New Brand and Product for Enhancing Respiratory Health.”

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRIXX INITIATIVES, INC.
(Registrant)

/s/ William J. Hemelt

William J. Hemelt
Executive Vice President, Chief Financial Officer, and Treasurer
Date: February 22, 2005

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Exhibit Index

99.1	Press Release of Matrixx Initiatives, Inc. dated February 22, 2005 entitled “Matrixx Initiatives, Inc. Introduces Nasal Comfort™, a New Brand and Product for Enhancing Respiratory Health.”

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